UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 15, 2006

ACORN FACTOR, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	0-19771	22-2786081
(States or Other Jurisdiction	(Commission file Numbers)	(IRS Employer
of Incorporation)		Identification Nos.)

200 Route 17, Mahwah, New Jersey	07430
(Address of Principal Executive Offices)	(Zip Code)

Registrants' telephone number, including area code (201) 529-2026

Data Systems & Software Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.03         Amendments to Atrticles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 15, 2006, the Registrant changed its name from Data Systems & Software Inc. to Acorn Factor, Inc. The name change was effected pursuant to Section 253 of the General Corporation Law of the State of Delaware by the merger of a wholly-owned subsidiary of the Registrant into the Registrant. The Registrant was the surviving corporation and, in connection with the merger, the Registrant amended its Certificate of Incorporation to change its name to Acorn Factor, Inc. pursuant to the Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

3.1	Certificate of Ownership and Merger of Acorn Factor, Inc. into Data Systems & Software Inc., dated September 15, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 21st day of September, 2006.

DATA SYSTEMS & SOFTWARE INC.

By: /s/ Sheldon Krause
Name: Sheldon Krause
Title: Secretary and General Counsel